SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Soliciting Material Under Rule 14a-12

TURBOSONIC TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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TURBOSONIC TECHNOLOGIES, INC.

550 Parkside Drive, Suite A-14
Waterloo, Ontario
Canada N2L 5V4

NOTICE OF ANNUAL MEETING
OF
STOCKHOLDERS

To Be Held
On
December 9, 2004

Dear Stockholders,

On Thursday, December 9, 2004, TurboSonic Technologies, Inc. will hold its Annual Meeting of Stockholders at the Waterloo Inn, 475 King Street North, Waterloo, Ontario, Canada. The meeting will begin at 10:00 a.m., local time.

Only stockholders that own shares of common stock at the close of business on November 5, 2004, can vote at this meeting or any adjournment or postponement thereof. The meeting will be held for the following purposes:

  to elect seven directors to serve for the ensuing year;

  to ratify the appointment of Collins Barrow Toronto LLP (Mintz & Partners LLP) as our independent auditors for fiscal year 2005; and

  to transact such other business as may properly come before the meeting.

Patrick J. Forde
Secretary

Waterloo, Ontario, Canada
November 9, 2004

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and promptly return it in the enclosed, self-addressed envelope. No additional postage is required if mailed within the United States. Any stockholder may revoke his or her proxy at any time before the meeting by giving notice in writing to our Secretary, by granting a proxy bearing a later date or by voting in person at the meeting.

TURBOSONIC TECHNOLOGIES, INC.

550 Parkside Drive, Suite A-14
Waterloo, Ontario
Canada N2L 5V4

PROXY STATEMENT

QUESTIONS AND ANSWERS

Q:	WHO IS SOLICITING MY VOTE?

A:	This proxy solicitation is being made by TurboSonic Technologies, Inc. Proxies are being solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by us. We have also arranged for reimbursement of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record. Proxies may also be solicited by our directors, officers and employees, but such persons will not be specifically compensated for such services.

Q:	WHEN WAS THE PROXY STATEMENT MAILED TO STOCKHOLDERS?

A:	This proxy statement was first mailed to our stockholders on or about November 9, 2004.

Q:	WHAT MATTERS AM I VOTING ON?

A:	(1) The election of seven nominees to serve on our Board of Directors for the ensuing year; and

(2) The ratification of the appointment of Collins Barrow Toronto LLP (Mintz & Partners LLP) as our independent auditors for fiscal year 2005.

Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A:	The Board recommends a vote FOR each of the seven nominees and a vote FOR the ratification of Collins Barrow
Toronto LLP (Mintz & Partners LLP) as our independent auditors for fiscal year 2005.

Q:	WHO IS ENTITLED TO VOTE?

A:	Stockholders as of the close of business on November 5, 2004 (the record date) are entitled to vote at the meeting.

Q:	HOW DO I VOTE?

A:	Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each of the nominees and
FOR the ratification of Collins Barrow Toronto LLP (Mintz & Partners LLP) as our independent auditors for fiscal year 2005.

Stockholders who hold their shares through a bank or broker can also vote via the Internet if this option is offered by the bank or broker.

Q:	MAY I REVOKE MY PROXY?

A:	You have the right to revoke your proxy at any time before the meeting by:

(1) giving written notice to such effect to our Secretary, Patrick J. Forde, at the address shown above;

(2) voting in person at the meeting; or

(3) returning a later-dated proxy card.

Q:	WHO WILL COUNT MY VOTES?

A:	Representatives of our transfer agent, American Stock Transfer & Trust Company, will count the votes.

QUESTIONS AND ANSWERS (cont'd)

Q:	IS MY VOTE CONFIDENTIAL?

A:	Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to
American Stock Transfer & Trust Company and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit American Stock Transfer & Trust Company to tabulate and certify the vote, and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

Q:	HOW MANY SHARES CAN VOTE?

A:	As of November 5, 2004, 10,507,224 shares of common stock were issued and outstanding. Every holder of common stock is entitled to one vote for each share held.

Q:	WHAT IS A QUORUM?

A:	A majority of shares of our common stock outstanding and entitled to vote on November 5, 2004 constitutes a quorum and must be present at the meeting, in person or by proxy, for the meeting to be held for the transaction of business.

Q:	HOW MANY SHARES ARE REQUIRED FOR THE ADOPTION OF A PROPOSAL?

A:	Directors will be elected by a plurality of the votes cast at the meeting. To be adopted, the proposal to ratify the appointment of Collins Barrow Toronto LLP (Mintz & Partners LLP) as our independent auditors must receive the affirmative vote of more than 50% of the shares voting on the matter.

If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. An abstention has the same effect as a vote AGAINST a proposal. Broker non-votes are abstentions by brokers who have proxies that do not have specific voting instructions from their beneficial owners of the shares they hold. Broker non-votes will be counted as part of the quorum. However, broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Q:	WHO CAN ATTEND THE ANNUAL MEETING?

A:	All stockholders on November 5, 2004 can attend. If your shares are held through a broker and you would like to attend, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker), and we will permit you to attend the meeting.

Q:	HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A:	We do not know of any business to be considered at the meeting other than the proposals described in this proxy statement. If any other business is presented at the meeting, your signed proxy card gives authority to Edward F.
Spink, our Chairman, and Patrick J. Forde, our Secretary, to vote on such matters at their discretion.

Q:	WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

A:	As of November 5, 2004, Dr. Donald R. Spink, Sr., and his related entities, beneficially owned 2,986,632 shares
(26.3%) of our common stock. In addition, Hamon Research-Cottrell beneficially owned 970,000 shares (8.5%), Bard
Associates, Inc. had sole power to dispose or direct the disposition of 1,095,100 shares (9.6%) and Patrick Forde beneficially owned 809,158 shares (7.1%) of our common stock. See "Security Ownership."

Q:	WHEN ARE STOCKHOLDERS PROPOSALS FOR NEXT YEAR'S MEETING DUE?

A:	All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to
Patrick J. Forde, our Secretary, at the address shown on the first page of this Proxy Statement, prior to July 12, 2005.

ELECTION OF DIRECTORS

There are currently seven members of the Board. Six such members are nominees for election this year: Edward F. Spink, Patrick J. Forde, Richard H. Hurd, Dr. Donald R. Spink, Sr., Jonathan Lagarenne, and Michael J. Widico. In addition, Julien J. Hradecky is nominated to become a member of the Board, fixing its number of members at seven.

All directors are elected annually, and serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. If any director is unable to stand for re-election at this meeting, the Board may reduce the Board's size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Edward F. Spink	Director since 1997
Age: 50

Edward F. Spink served as our President from August 27, 1997, the date upon which Turbotak Technologies and Sonic Environmental Systems were consolidated to form our company, until June 15, 1999. On June 15, 1999, the Board elected him our Chairman and Chief Executive Officer. From 1995 to 1997, he was President and a director of Turbotak. Mr. Spink served as Vice President-Operations of Turbotak from 1989 to 1995. He joined Turbotak in 1982.

Patrick J. Forde	Director since 1997
Age: 71

Patrick J. Forde has been our Secretary/Treasurer since August 1997 and became our President on June 15, 1999. Mr. Forde served as our Vice President-Corporate Planning from August 1997 to June 1999. From 1986 to 1997, he was a director of Turbotak. Mr. Forde served as Vice President-Corporate Planning for Turbotak from 1996 to 1997. He was chairman and chief executive officer of Borg Textile Corporation, which manufactured and sold deep-pile fabric to garment producers, from 1982 to 1995. He is president and owner of Glencree Investments, Inc.

Richard H. Hurd	Director since 1993
Age: 67

Richard H. Hurd served as our President from August 1993 to August 1997 and as our Treasurer from April 1994 to August 1997. He has been a director of our company since February 1993. Mr. Hurd has been President and sole owner of RHB Capital Company, Inc., a financial consulting company, since 1987. He also acts as a Special Assistant to the Treasurer of the State of New Jersey.

Dr. Donald R. Spink, Sr.	Director since 1997
Age: 81

Dr. Donald R. Spink, Sr. served as our Chairman from August 27, 1997 until June 15, 1999. He continues to serve as a director and has agreed to provide us with technical advice. Prior thereto and from 1976 he was chairman of Turbotak.

Jonathan R. Lagarenne	Director since 2001
Age: 44

Jonathan R. Lagarenne joined the Board in August 2001. He is presently engaged in providing executive consulting services focused on the areas of claims management and risk management. Prior to launching his consulting practice in July 2003, Mr. Lagarenne served as Chief Executive Officer of Hamon Corporation from May 2000, and as Chief Operating Officer and General Counsel from July 1998.

Michael J. Widico	Director since 2003
Age: 52

Michael J. Widico is Executive Vice President of Hamon Research-Cottrell, which provides engineering, manufacturing and contracting of air pollution control equipment for power and energy-intensive industries, and has held the position since January 2003. Before joining Hamon Research-Cottrell, he was President of Procedair Industries in Montreal, which provides gas cleaning equipment and systems to heavy industrial customers. Prior to this appointment, Mr. Widico served as Vice President and General Manager of Procedair from September 1996 to April 2000.

Julien J. Hradecky	Nominee for Directorship
Age: 47

Julien J. Hradecky, a Professional Engineer, has served since 1991 as Chief Executive Officer of R&J Engineering Corporation, a world leader in the manufacture of pharmaceutical hard gelatin capsule production machinery and related equipment. Since 1994 Mr. Hradecky has served as Secretary and as a Director of Meikle Automation Inc., a major manufacturer of industrial automation systems. He is also the President of Epicenter Inc., a private investment company with a broad range of holdings.

ELECTION OF DIRECTORS (cont'd)

Edward Spink is the son of Dr. Donald Spink, Sr.

We have agreed to cause the election of one director designated by Hamon Research-Cottrell, so long as Hamon Research-Cottrell continues to own at least 5% of our outstanding common stock. In accordance with this agreement, Michael J. Widico has been designated by Hamon Research-Cottrell as its representative on our board of directors.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Executive officers are elected annually by the Board of Directors to hold office until the first meeting of the Board following the next annual meeting of stockholders or until their successors are chosen and qualified.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

RATIFICATION OF INDEPENDENT AUDITORS

Our Audit Committee has appointed Collins Barrow Toronto LLP (Mintz & Partners LLP) as our independent auditors for the 2005 fiscal year (July 1, 2004 through June 30, 2005) subject to stockholders ratification. Although stockholder ratification of the Audit Committee's action in this respect is not required, the Board of Directors considers it desirable for stockholders to ratify such an appointment.

A representative of Ernst & Young LLP is expected to attend the meeting. He or she will have the opportunity to speak at the meeting if he or she wishes and will also respond to appropriate questions.

FEES BILLED BY ERNST & YOUNG LLP FOR FISCAL 2004

Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories are as follows:

	2004	2003
Audit fees	$51,450	$46,422

Audit-related fees	$ 1,806	--

Tax fees	$13,706	$10,112

All other fees	--	--

	$63,035	$56,534

Audit fees services include fees associated with the annual audit, the reviews of our quarterly reports on Form 10-QSB, assistance with and review of documents filed with the Securities and Exchange Commission and comfort letters. Audit-related fees principally consist of audit-related consultation. Tax fees include tax compliance and tax consultations. Ernst & Young LLP has unrestricted access to the Audit Committee to discuss audit findings and other financial matters.

The audit committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The policy provides for pre-approval by the audit committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the audit committee must approve the permitted service before the independent auditor is engaged to perform it.

CHANGES IN INDEPENDENT AUDITORS

On November 4, 2004, Ernst & Young LLP resigned as our independent auditors for the fiscal year ended June 30, 2005, due to the profitability of the engagement. This resignation of Ernst & Young was accepted by our Audit Committee on November 4, 2004.

Ernst & Young's reports on our financial statements for the fiscal years ended June 30, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Ernst & Young's report on our financial statements for the fiscal year ended June 30, 2004 contained an explanatory paragraph indicating that there was substantial doubt as to our ability to continue as a going concern.

RATIFICATION OF INDEPENDENT AUDITORS (cont'd)

During either of the years ended June 30, 2004 or 2003 or the period from July 1, 2004 through November 4, 2004, there were no disagreements between TurboSonic and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Ernst & Young's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements

The Audit Committee engaged Collins Barrow Toronto LLP (Mintz & Partners LLP) as our independent auditor for the fiscal year ended June 30, 2005. We did not consult with Collins Barrow Toronto LLP (Mintz & Partners LLP) with respect to either of the years ended June 30, 2004 or 2003 or from the period from July 1, 2004 through November 4, 2004 as regards either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was subject to any disagreements or reportable event as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF COLLINS BARROW TORONTO LLP (MINTZ & PARTNERS LLP) AS OUR INDEPENDENT AUDITORS FOR FISCAL 2005.

STATEMENT OF CORPORATE GOVERNANCE

Our business is managed under the direction of the Board of Directors. The Board delegates the conduct of business to our senior management team.

The Board usually meets three to four times a year in regularly scheduled meetings. It may meet more often if necessary. The Board held five meetings in fiscal 2004, with attendance of at least 75% for all meetings, either in person or by telephone. The Chairman usually determines the agenda for the meetings. Board members receive the agenda and supporting information in advance of the meetings. Board members may raise other matters at the meetings.

The Board considers all major decisions. The Board has established two standing committees, an Audit Committee and a Compensation Committee. The Audit Committee, whose duties and responsibilities are described below under "Report of Audit Committee", and which is composed of Messrs. Berlet, Hurd and Lagarenne, held four meetings in fiscal 2004, at which all members were present either in person or by telephone. The Board of Directors has determined that each member of the Audit Committee meets the Nasdaq Marketplace Rule definition of "independent" for audit committee purposes. The Board of Directors has also determined that Frederick G. Berlet meets the SEC definition of an "audit committee financial expert". Mr. Berlet has decided to retire as a director at the end of his term. The Board intends to elect a new member to the committee at the next board meeting following the annual meeting.

The Compensation Committee is responsible for oversight and administration of executive compensation. The Compensation Committee, which is composed of Messrs. Thomson (since resigned), Donald Spink and Forde, held one meeting in fiscal 2004, at which all members were present. The Board intends to elect a new member to the committee at the next board meeting following the annual meeting.

We do not have a nominating committee as the board has determined given its relatively small size, to perform this function as a whole. We do not currently have a charter or written policy with regard to the nomination process. At this time, we do not have a formal policy with regard to the consideration of any director candidates recommended by our stockholders because historically we have not received recommendations for our shareholders.

Edward F. Spink, our Chief Executive Officer, identified Mr. Hradecky as a candidate to the Board.

Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, in making its nominations, the board of directors considers, among other things, an individual's business experience, industry experience, breadth of knowledge about issues affecting our Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

CODE OF ETHICS

We have a Code of Ethics that applies to all of our employees, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Code of Ethics was filed as an exhibit to our report on Form 10-KSB for the year ended June 30, 2004 and is available on our website at www.turbosonic.com.

STATEMENT OF CORPORATE GOVERNANCE (cont'd)

STOCKHOLDER COMMUNICATION WITH BOARD MEMBERS

We maintain contact information for stockholders, both telephone and email, on our website (www.turbosonic.com) under the heading "Contact Us." By following the Contact Us link, a stockholder will be given access to our telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for our Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone or mail for the Board are forwarded to the Board by one of our officers.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS

Our Board of Directors does not have a formal policy regarding attendance of directors at our annual stockholder meetings. All directors attended our 2003 annual meeting of stockholders.

REPORT OF AUDIT COMMITTEE

The Audit Committee operates under a written charter adopted by the Board of Directors. The charter is attached to this proxy statement as Exhibit A. The functions of the Audit Committee include the following:

  appointment of independent auditors, determination of their compensation and oversight of their work;

  review the arrangements for and scope of the audit by independent auditors;

  review the independence of the independent auditors;

  consider the adequacy and effectiveness of the accounting and financial controls;

  pre-approve audit and non-audit services;

  establish procedures regarding complaints relating to accounting, internal accounting controls, or auditing matters;

  review and approve any related party transactions; and

  discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls, and the independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to oversee the financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board of Directors.

In overseeing the preparation of TurboSonic's financial statements, the Audit Committee met with both management and outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. TurboSonic's management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted principles, and the Audit Committee discussed the statements with both management and outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to TurboSonic's outside auditors, the Audit Committee, among other things, discussed with Ernst & Young LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Discussions with Audit Committee).

On the basis of these reviews and discussions, the Audit Committee recommended to TurboSonic's Board that it approve the inclusion of TurboSonic's audited financial statements in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

September 16, 2004	THE AUDIT COMMITTEE

Frederick G. Berlet, Chairman
Richard H. Hurd
Jonathan R. Lagarenne

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

Set forth below is the aggregate compensation paid to Edward F. Spink, our Chief Executive Officer, during the fiscal years ended June 30, 2004, 2003 and 2002. Two other executive officers received compensation exceeding $100,000 during the fiscal year ended June 30, 2004.

		Annual Compensation			Long-term Compensation Awards
Name and	Year Ended	Salary	Bonus	Other Annual	Shares Underlying Number of
Principal Position	June 30			Compensation	Options and Warrants

Edward F. Spink, CEO	2004	$130,275 (1)	-- (1)	$ 375 (2)(3)	10,000
	2003	$115,000 (1)	-- (1)	$ 13,603 (2)(3)	10,000
	2002	$ 63,752	--	$ 10,671 (2)	10,000

Egbert Q. van Everdingen,
Executive Vice President	2004	$111,664 (4)	-- (4)	$ 18,703 (5)	--
	2003	$ 29,784	--	$ 40,737 (5)	--
	2002	$ 28,688	--	$ 10,671 (5)	--

Ronald A. Berube, VP -
Nozzles Sales & Marketing	2004	$ 33,499	--	$ 66,693 (6)	--
	2003	$ 29,784	--	$ 57,055 (6)	--
	2001	$ 28,688	--	$ 70,715 (6)	--
______

(1) Effective July 1, 2002, Mr. Spink's compensation was revised to CAD 175,000 (USD 130,275 in 2004, USD 115,000 in 2003) of salary, together with a $20,000 bonus to be based upon meeting the earnings before tax target in the Company's 2003 business plan. For the fiscal years ended June 30, 2003 and 2004, Mr. Spink was not entitled to any bonus payment due to the performance of the Company over that period.

(2) Effective July 1, 1999, Mr. Spink's compensation was revised to include a sales commission on Scrubber System sales rather than the previous discretionary bonus.

(3) Represents commission on orders received prior to fiscal 2003.

(4) Effective July 1, 2003, Mr. Van Everdingen's compensation was revised to CAD 150,000 (USD 111,664 in 2004) of salary, together with a $10,000 bonus to be based upon meeting the earnings before tax target in the Company's 2004 business plan. For the fiscal year ended June 30, 2004, Mr. Van Everdingen was not entitled to any bonus payment due to the performance of the Company over that period.

(5) Represents commission on orders received prior to fiscal 2004.

(6) Represents commission on orders received.

OPTION GRANTS IN FISCAL 2004

	Number of Shares	% of Total
	Underlying	Options Granted	Exercise	Expiration
	Options Granted	to Employees	Price	Date

Edward F. Spink	10,000	*	$ 0.3500	December 11, 2008
Egbert Q. van Everdingen	--	--	--	--
Ronald A. Berube	--	--	--	--

(*) options granted for services as a director, rather than as an employee, in the fiscal year ended June 30, 2004.

AGGREGATE OPTION AND WARRANT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

			Number of Securities		Value of Unexercised
	Number of Shares		Underlying Unexercised		In-The-Money Options
	Acquired	Value	Options or Warrants at		or Warrants at
	On Exercise	Received	Fiscal Year End		Fiscal Year End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Edward F. Spink	0	$0.00	46,000	44,000	$0.00	$0.00
Egbert Q. van Everdingen	0	$0.00	12,000	18,000	$0.00	$0.00
Ronald A. Berube	0	$0.00	12,000	18,000	$0.00	$0.00

(1) The per share exercise price of each of the unexercised options or warrants exceed $0.25, the fair market value of our common stock on June 30, 2004.

EXECUTIVE COMPENSATION (cont'd)

COMPENSATION OF DIRECTORS

During the fiscal year ended June 30, 2004, the Company's directors were each paid $500 for each board meeting attended. The Company's directors are periodically granted stock options, typically on a yearly basis. During the fiscal year ended June 30, 2004, (a) each of the Company's eight directors was granted options to purchase 10,000 shares of common stock, (b) each member of the Company's audit committee and compensation committee were granted options to purchase 5,000 shares of common stock and (c) the chairpersons of the Company's audit committee and compensation committee each received options to purchase 5,000 shares of common stock. The options are exercisable at $0.35 per share, vested on the date of grant and expire five years from the date of grant. Non-employee directors receive reimbursement of out-of-pocket expenses incurred for each board meeting or committee meeting attended.

SECURITY OWNERSHIP

The following table sets forth, as of November 5, 2004, the number of shares of our common stock beneficially owned by each person who, to our knowledge, is the holder of 5% or more of our common stock, by each of our directors and Named Officers and by all of our executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Approximate Percentage of Class
or Identity or Group	(1)

Dr. Donald R. Spink, Sr. *	2,986,632	(2) (3) (8)	26.3%
Edward F. Spink *	530,838	(2) (6)	4.7%
Patrick J. Forde *	809,158	(2) (4) (5) (13)	7.1%
Richard H. Hurd **	156,938	(8) (15)	1.4%
Jonathan R. Lagarenne *	15,000	(11)	0.1%
Frederick G. Berlet *	281,010	(8)	2.5%
Michael J. Widico***	0		--
Julien J. Hradecky*	147,545	(16)	1.3%
Egbert Q. van Everdingen	285,713	(2) (9) (14)	2.5%
Ronald A. Berube	175,965	(2) (9)	1.5%
Hamon Research-Cottrell, Inc. ***	970,000	(10)	8.5%
Bard Associates, Inc. ****	1,095,100	(17)	9.6%
All Executive Officers and Directors	5,402,251	(2) - (15)	47.5%
as a group (13 persons) *
________

*         c/o TurboSonic Technologies, Inc. 550 Parkside Drive, Suite A-14, Waterloo, Ontario, N2L 5V4, Canada

**       c/o TurboSonic Technologies, Inc. 239 New Road, Building B, Suite 205, Parsippany, NJ 07054

***      c/o Hamon Corporation, 58-72 East Main Street, Somerville, NJ 08876

****     Bard Associates, Inc., 135 South Lasalle St., Suite 2320, Chicago, IL 60603

(1) Unless otherwise indicated, all persons named below have sole voting and investment power over listed shares.

(2) Includes shares of TurboSonic Canada Inc., a wholly owned subsidiary of the Company, which by their terms are convertible at any time into a like number of shares of Common Stock of the Company ("TurboSonic Canada Shares").

(3) Includes 2,638,887 TurboSonic Canada Shares owned by Canadian numbered corporation, over which shares Dr. Spink exercises voting control.

(4) Includes 507,642 TurboSonic Canada Shares owned by the Patrick and Joan Forde Family Trust

(5) Includes warrants to purchase 100,000 common shares and 45,000 shares issuable upon exercise of vested options.

(6) Includes 80,000 shares issuable upon exercise of vested options.

(7) Includes 50,000 shares issuable upon exercise of vested options.

(8) Includes 45,000 shares issuable upon exercise of vested options.

(9) Includes 30,000 shares issuable upon exercise of vested options.

SECURITY OWNERSHIP (cont'd)

(10) Includes 20,000 shares issuable upon exercise of vested options.

(11) Includes 15,000 shares issuable upon exercise of vested options.

(12) Includes 93,067 shares owned by an executive officer's spouse, as to which the executive officer disclaims any beneficial ownership.

(13) Includes 12,000 shares owned by Mr. Forde's spouse, as to which Mr. Forde disclaims any beneficial ownership.

(14) Includes 10,000 shares owned by Mr. van Everdingen's spouse, as to which Mr. van Everdingen disclaims any beneficial ownership.

(15) Includes 1,195 shares owned by Mr. Hurd's spouse, as to which Mr. Hurd disclaims any beneficial ownership.

(16) Includes 10,624 shares owned by Mr. Hradecky's spouse, as to which Mr. Hradecky disclaims any beneficial ownership

(17) As identified in a Schedule 13-G filing made on February 5, 2004, which indicated that Bard Associates, Inc. had sole power to dispose or direct the disposition of 1,095,100 common shares, and the sole power to direct the vote of 96,000 common shares;

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the SEC regulation to furnish our company with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no such forms were required for those persons, we believe that during the fiscal year ended June 30, 2004, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

OTHER MATTERS

The Board knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

EXHIBIT A

TURBOSONIC TECHNOLOGIES, INC.

________________________

Audit Committee Charter
________________________

ORGANIZATION

This charter governs the operations of the Audit Committee (the "Committee") of TurboSonic Technologies, Inc. (the "Company"). The Committee shall review and reassess the charter at least annually and recommend any changes to the charter to the full Board of Directors of the Company (the "Board"). The Committee shall be comprised of at least three directors determined by the Board to meet the independence and financial literacy requirements of The Nasdaq Stock Market, Inc. and applicable federal law. Appointment to the Committee, including the designation of the Chair of the Committee and designation of any Committee members as "audit committee financial experts," shall be made on an annual basis by the full Board.

STATEMENT OF POLICY

The Committee's purpose is to represent and provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Committee shall have sole authority to approve related fees and retention terms of such advisers.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

  The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders.

  The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Committee.

  The Committee shall ensure receipt from the independent auditors of a formal written statement delineating all relationships between such independent auditors and the Company or any other relationships that may adversely affect their independence, and, based on such review, shall assess their independence consistent with Independence Standards Board 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact their objectivity and independence and take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditors.

  Annually, the Committee will review the experience and qualifications of the key members of the independent auditors and the independent auditors' quality control procedures.

  The Committee shall review and pre-approve all audit services and all permissible non-audit services. The Committee may delegate the authority to grant pre-approvals to one or more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting.

EXHIBIT A (cont'd)

RESPONSIBILITIES AND PROCESSES (cont'd)

  The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  The Committee shall discuss with the auditors the overall scope and plans for their audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the auditors, with and without management present, to discuss the results of their examinations and any report prepared by the auditors and delivered to the Committee.

  The Committee shall review and discuss with management and the independent auditors (a) any material financial or nonfinancial arrangements of the Company that do not appear on the financial statements of the Company, and (b) any transaction with parties related to the Company.

  The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

  The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

TURBOSONIC TECHNOLOGIES, INC.

550 Parkside Drive, Suite A-14
Waterloo, Ontario
Canada N2L 5V4

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward F. Spink and Patrick J. Forde as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them, to represent and vote, as designated on the reverse side hereof, all the shares of common stock of TurboSonic Technologies, Inc. (the "Company") held of record by the undersigned on November 5, 2004, at the Annual Meeting of Stockholders to be held on Thursday, December 9, 2004, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2.

(TO BE SIGNED ON REVERSE SIDE)
  Election of Directors

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike such nominee's name from the list at right)

FOR All Nominees	WITHHOLD AUTHORITY	NOMINEES

Listed at right	To vote for all nominees listed	Edward F. Spink
(except as marked to the contrary at right)		Patrick J. Forde
Richard H. Hurd
Dr. Donald R. Spink, Sr.
Jonathan R. Lagarenne
Michael J. Widico
Julien J. Hradecky

FOR	WITHHOLD ALL	WITHHOLD as noted above
  To ratify the selection of Collins Barrow Toronto LLP (Mintz & Partners LLP) as the Company's independent auditors for the fiscal year ending June 30, 2005.
FOR	AGAINST	ABSTAIN
  To transact such other business as may properly come before the meeting..

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature

Signature, if held jointly

Date

NOTE:	Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.